UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
July 28, 2009 (May 14, 2009)
TRIDENT MICROSYSTEMS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	77-0156584
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

3408 Garrett Drive,
Santa Clara, California	95054-2803
(Address of principal executive offices)	(Zip Code)
(408) 764-8808
(Registrant’s telephone number, including area code)
N/A
(former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)
☐ Pre-commencement communications pursuant to Rule 14b-2(b) under the Exchange Act (17 CFR 240. 14(d)-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Explanatory Note
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
EX-23.1
EX-99.2
EX-99.3

Explanatory Note
This Current Report on Form 8-K/A (Amendment No. 1) is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Trident Microsystems, Inc. (the “Company”) on May 15, 2009 (the “Initial Filing”), to include the historical financial statements of the Frame Rate Converter, Demodulator and Audio product lines of the Consumer Division of Micronas Semiconductor Holding AG, a Swiss corporation (“Micronas”), the business acquired, and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X. The Company and its wholly-owned subsidiary, Trident Microsystems (Far East) Ltd., a corporation organized under the laws of the Cayman Islands (“TMFE”), acquired selected assets of the FRC line of frame rate converters, the DRX line of demodulators and all of the audio processing product lines of the Consumer Division (the “Business”) on May 14, 2009.
The information previously reported on the Initial Filing is incorporated by reference into this Amendment No. 1. The other items and exhibits to the Initial Filing further remain unchanged and are not amended hereby.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of business acquired
Historically, Micronas did not prepare audited financial statements for the Business, because the Business was not managed on a stand-alone basis. As such, it is impracticable to prepare full GAAP financial statements for the Business. Pursuant to a request filed by the Company with the Securities and Exchange Commission (the “SEC”), the Staff of the SEC has noted that it would not object to the Company filing audited annual statements of net assets acquired and liabilities assumed of the Business and statements of direct revenues and direct operating expenses of the Business, in satisfaction of Rule 3-05 of Regulation S-X.
The following audited financial statements are filed as Exhibit 99.2 to this Amendment and incorporated in their entirety herein by reference:
•	Audited Statements of Net Assets Acquired and Liabilities Assumed for Frame Rate Converter, Demodulator and Audio Product Lines of Micronas Semiconductor Holding AG as of December 31, 2008, and 2007.

•	Audited Statements of Direct Revenues and Direct Operating Expenses for Frame Rate Converter, Demodulator and Audio Product Lines of Micronas Semiconductor Holding AG for the years ended December 31, 2008, 2007, and 2006.
(b) Unaudited Pro Forma Financial Information
The following unaudited pro forma condensed combined financial information is furnished as Exhibit 99.3 to this Amendment and incorporated in its entirety into this Item 9.01(b) by reference:
•	Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of March 31, 2009.

•	Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the nine months ended March 31, 2009.

•	Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the twelve months ended June 30, 2008.

(d) Exhibits

4.4 *	First Amendment to Amended and Restated Rights Agreement, dated May 14, 2009.

10.34*	Form of Warrant for the Purchase of Shares of Common Stock of Trident Microsystems, Inc. to Micronas Semiconductor Holding AG

10.35*	Cross License Agreement dated May 14, 2009, between Trident Microsystems (Far East) Ltd. and Micronas Semiconductor Holding AG.

10.36*	Stockholder Agreement dated May 14, 2009, between Trident Microsystems, Inc. and Micronas Semiconductor Holding AG.

10.37*	Services Agreement dated May 15, 2009, between Trident Microsystems (Far East) Ltd. and Micronas Semiconductor Holding AG.

23.1	Consent of Independent Accountants.

99.1*	Press release dated May 14, 2009.

99.2	Audited Statements of Net Assets Acquired and Liabilities Assumed for Frame Rate Converter, Demodulator and Audio Product Lines of Micronas Semiconductor Holding AG as of December 31, 2008, and 2007.

Audited Statements of Direct Revenues and Direct Operating Expenses for Frame Rate Converter, Demodulator and Audio Product Lines of Micronas Semiconductor Holding AG for the years ended December 31, 2008, 2007, and 2006.

99.3	Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of March 31, 2009.

Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the nine months ended March 31, 2009.

Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the twelve months ended June 30, 2008.

*	Filed previously

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Trident Microsystems, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRIDENT MICROSYSTEMS, INC.
(Registrant)

Dated: July 27, 2009	By:	/s/ PETE J. MANGAN Pete J. Mangan
Senior Vice President and Chief Financial Officer
(Duly Authorized Officer and Principal Financial Officer)

Index to Exhibits

Exhibit	Description
23.1	Consent of Independent Accountants.

99.2	Audited Statements of Net Assets Acquired and Liabilities Assumed for Frame Rate Converter, Demodulator and Audio Product Lines of Micronas Semiconductor Holding AG as of December 31, 2008, and 2007.

Audited Statements of Direct Revenues and Direct Operating Expenses for Frame Rate Converter, Demodulator and Audio Product Lines of Micronas Semiconductor Holding AG for the years ended December 31, 2008, 2007, and 2006.

99.3	Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of March 31, 2009.

Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the nine months ended March 31, 2009.

Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the twelve months ended June 30, 2008.

5